Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

JBG SMITH PROPERTIES

as of December 31, 2023

	Entity	State of Organization
1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	12100 Sunset Hills, L.L.C.	Delaware
5	1229-1231 25th Street LLC	Delaware
6	1241-1251 6th Street NE, L.L.C.	Delaware
7	1244 South Capitol Residential, L.L.C.	Delaware
8	1250 First Street Office, L.L.C.	Delaware
9	1263 First Street, L.L.C.	Delaware
10	1270 4th Street NE, L.L.C.	Delaware
11	1275 5th Street NE, L.L.C.	Delaware
12	1331 5th Street NE, L.L.C.	Delaware
13	1400 Eads Street LLC	Delaware
14	1400 Eads Street Sub LLC	Delaware
15	1460 Richmond Highway, L.L.C.	Delaware
16	151 Q Street Residential, L.L.C.	Delaware
17	151 Q Street REIT, L.L.C.	Delaware
18	1601 Fairfax Drive, L.L.C.	Delaware
19	1730 M Lessee, L.L.C. (Shelf Entity)	Delaware
20	1730 M, L.L.C.	Delaware
21	1770 Crystal Drive, L.L.C. (Shelf Entity)	Virginia
22	1800 S. Bell, L.L.C. (Shelf Entity)	Delaware
23	1900 CML, L.L.C.	Delaware
24	1900 CMZ, L.L.C.	Delaware
25	2000-2001 S. Bell ML, L.L.C.	Delaware
26	2000-2001 S. Bell MZ, L.L.C.	Delaware
27	2000-2001 S. Bell, L.L.C.	Delaware
28	2150 Clarendon, L.L.C.	Delaware
29	220 S. 20th Street LLC	Delaware
30	220 S. 20th Street Member, L.L.C.	Delaware
31	2200 Clarendon, L.L.C.	Delaware
32	2221 South Clark, L.L.C. (Shelf Entity)	Delaware
33	2300 Clarendon, L.L.C.	Delaware
34	2301 Richmnd Highway, L.L.C. (Shelf Entity)	Delaware
35	2868 Fort Scott Drive, L.L.C.	Delaware
36	2900 Potomac Avenue, L.L.C.	Delaware
37	2901 Main Line Boulevard, L.L.C.	Delaware
38	3150 Exchange Avenue, L.L.C.	Delaware
39	3151 Exchange Avenue, L.L.C.	Delaware

40	3330 Exchange Avenue, L.L.C.	Delaware
41	3331 Exchange Avenue, L.L.C.	Delaware
42	3450 Exchange Avenue, L.L.C.	Delaware
43	3451 Exchange Avenue, L.L.C.	Delaware
44	4747 Bethesda Venture, LLC	Delaware
45	50 Patterson Office, L.L.C.	Delaware
46	51 N 50 Patterson Holdings, L.L.C.	Delaware
47	51 N Residential, L.L.C.	Delaware
48	601 E. Glebe Road, L.L.C.	Delaware
49	7200 Wisconsin, L.L.C.	Delaware
50	75 New York Avenue, L.L.C.	Delaware
51	7900 Wisconsin Residential, L.L.C.	Delaware
52	Arna-Eads, L.L.C.	Delaware
53	Arna-Ferm, L.L.C.	Delaware
54	Ashley House Member, L.L.C.	Delaware
55	Ashley House Residential, L.L.C.	Delaware
56	Atlantic Residential A, L.L.C.	Delaware
57	Atlantic Residential C, L.L.C.	Delaware
58	Atlantic Retail B, L.L.C.	Delaware
59	Ballpark Square REA Manager, Inc.	Delaware
60	Blue Lion Cell 2, PC	District of Columbia
61	Blue Lion PCC, LLC	District of Columbia
62	Building Maintenance Services LLC	Delaware
63	Central Place Office, L.L.C.	Delaware
64	Central Place REIT, L.L.C.	Delaware
65	Central Place TRS, L.L.C.	Delaware
66	CESC 1101 17th Street Limited Partnership	Maryland
67	CESC 1101 17th Street Manager, L.L.C.	Delaware
68	CESC 1101 17th Street, L.L.C.	Delaware
69	CESC 1150 17th Street LLC	Delaware
70	CESC 1150 17th Street Manager, L.L.C.	Delaware
71	CESC 1730 M Street L.L.C.	Delaware
72	CESC 2101 L Street LLC	Delaware
73	CESC Crystal Square Four L.L.C.	Delaware
74	CESC Crystal/Rosslyn II, L.L.C.	Delaware
75	CESC Crystal/Rosslyn L.L.C.	Delaware
76	CESC District Holdings L.L.C.	Delaware
77	CESC Downtown Member L.L.C.	Delaware
78	CESC Engineering TRS, LLC	Delaware
79	CESC Gateway One L.L.C.	Delaware
80	CESC Gateway Two Limited Partnership	Virginia
81	CESC Gateway Two Manager L.L.C.	Virginia
82	CESC Gateway Two Member L.L.C.	Delaware
83	CESC Gateway Two Venture L.L.C.	Delaware

84	CESC Gateway/Square L.L.C.	Delaware
85	CESC Gateway/Square Member L.L.C.	Delaware
86	CESC H Street L.L.C.	Delaware
87	CESC Mall L.L.C.	Virginia
88	CESC Mall Land L.L.C.	Delaware
89	CESC One Democracy Plaza L.P.	Maryland
90	CESC One Democracy Plaza Manager L.L.C.	Delaware
91	CESC Park Five Land L.L.C.	Delaware
92	CESC Park Five Manager L.L.C.	Virginia
93	CESC Park Four Land L.L.C.	Delaware
94	CESC Park Four Manager L.L.C.	Virginia
95	CESC Park One Land L.L.C.	Delaware
96	CESC Park One Manager L.L.C.	Delaware
97	CESC Park Three Land L.L.C.	Delaware
98	CESC Park Three Land Manager L.L.C.	Virginia
99	CESC Park Two L.L.C.	Delaware
100	CESC Park Two Land L.L.C.	Delaware
101	CESC Plaza Five Limited Partnership	Virginia
102	CESC Plaza Limited Partnership	Virginia
103	CESC Plaza Manager L.L.C.	Virginia
104	CESC Potomac Yard LLC	Delaware
105	CESC Square L.L.C.	Virginia
106	CESC TRS, L.L.C.	Delaware
107	CESC Two Courthouse Plaza Limited Partnership	Virginia
108	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
109	CESC Water Park L.L.C.	Virginia
110	Charles E. Smith Commercial Realty L.P.	Virginia
111	Clarendon Plaza L.L.C.	Delaware
112	Crystal Gateway 3 Owner Member, L.L.C.	Delaware
113	Crystal Gateway 3 Owner, L.L.C.	Delaware
114	Crystal Gateway 3 Venture, L.L.C.	Delaware
115	Crystal Tech Fund LP	Delaware
116	Falkland Chase Residential I, L.L.C.	Delaware
117	Falkland Chase Residential II, L.L.C.	Delaware
118	Falkland Preservation Member, L.L.C.	Delaware
119	Falkland Preservation, L.L.C.	Delaware
120	Falkland Road Residential, L.L.C.	Delaware
121	Falkland/REC Holdco Member, L.L.C.	Delaware
122	Falkland/REC Holdco, L.L.C.	Delaware
123	Fifth Crystal Park Associates Limited Partnership	Virginia
124	First Crystal Park Associates Limited Partnership	Virginia
125	Florida Avenue Residential, L.L.C.	Delaware
126	Fort Totten North, L.L.C.	Delaware
127	Fourth Crystal Park Associates Limited Partnership	Virginia

128	H Street Building Corporation	Delaware
129	H Street Management LLC	Delaware
130	James House Member LLC	Delaware
131	James House Residential, L.L.C.	Delaware
132	JBG Associates, L.L.C.	Delaware
133	JBG Core Venture I, L.P.	Delaware
134	JBG SMITH Management Services, L.L.C.	Delaware
135	JBG SMITH Properties	Maryland
136	JBG SMITH Properties LP	Delaware
137	JBG Urban, L.L.C.	Delaware
138	JBG/1250 First Member, L.L.C.	Delaware
139	JBG/1300 First Street, L.L.C.	Delaware
140	JBG/1831 Wiehle Lessee, L.L.C.	Delaware
141	JBG/1831 Wiehle, L.L.C.	Delaware
142	JBG/55 New York Avenue, L.L.C.	Delaware
143	JBG/6th Street Associates, L.L.C.	Delaware
144	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
145	JBG/7200 Wisconsin, L.L.C.	Maryland
146	JBG/7900 Wisconsin Member, L.L.C.	Delaware
147	JBG/Asset Management, L.L.C.	Delaware
148	JBG/Atlantic Developer, L.L.C.	Delaware
149	JBG/BC Chase Tower, L.P.	Delaware
150	JBG/BC GP, L.L.C.	Delaware
151	JBG/BC Investor, L.P.	Delaware
152	JBG/Bethesda Avenue, L.L.C.	Delaware
153	JBG/Commercial Management, L.L.C.	Delaware
154	JBG/Core I GP, L.L.C.	Delaware
155	JBG/Core I LP, L.L.C.	Delaware
156	JBG/Development Group, L.L.C.	Delaware
157	JBG/Development Services, L.L.C.	Delaware
158	JBG/Foundry Office REIT, L.L.C.	Delaware
159	JBG/Foundry Office, L.L.C.	Delaware
160	JBG/Fund IX Transferred, L.L.C.	Delaware
161	JBG/Fund VI Transferred, L.L.C.	Delaware
162	JBG/Fund VII Transferred, L.L.C.	Delaware
163	JBG/Fund VII Trust	Maryland
164	JBG/Fund VIII Transferred, L.L.C.	Delaware
165	JBG/Hatton Retail, L.L.C.	Delaware
166	JBG/Landbay G Member, L.L.C.	Delaware
167	JBG/Landbay G, L.LC.	Delaware
168	JBG/L'Enfant Plaza Member, L.L.C.	Delaware
169	JBG/L'Enfant Plaza Mezzanine, L.L.C.	Delaware
170	JBG/Lionhead, L.L.C.	Delaware
171	JBG/N & Patterson Member, L.L.C.	Delaware

172	JBG/New York Avenue, L.L.C.	Delaware
173	JBG/Residential Management, L.L.C.	Delaware
174	JBG/Retail Management, L.L.C.	Maryland
175	JBG/Rosslyn Gateway North, L.L.C.	Delaware
176	JBG/Rosslyn Gateway South, L.L.C.	Delaware
177	JBG/Shay Retail, L.L.C.	Delaware
178	JBG/Sherman Member, L.L.C.	Delaware
179	JBG/Tenant Services, L.L.C.	Delaware
180	JBG/UDM Transferred, L.L.C.	Delaware
181	JBG/West Half Residential Member, L.L.C.	Delaware
182	JBG/Woodbridge REIT, L.L.C.	Delaware
183	JBG/Woodbridge Retail, L.L.C.	Delaware
184	JBG/Woodbridge, L.L.C.	Delaware
185	JBG/Woodmont II, L.L.C.	Delaware
186	JBGS Employee Company, L.LC.	Delaware
187	JBGS/1101 South Capitol, L.L.C.	Delaware
188	JBGS/1235 South Clark, L.L.C.	Delaware
189	JBGS/17th Street Holdings, L.P.	Delaware
190	JBGS/17th Street, L.L.C.	Delaware
191	JBGS/1900 N GP, L.L.C.	Delaware
192	JBGS/1900 N Member, L.P.	Delaware
193	JBGS/1900 N REIT, L.L.C.	Delaware
194	JBGS/Capitol Point TDR Holdings, L.L.C.	Delaware
195	JBGS/CES Management, L.L.C.	Delaware
196	JBGS/CIM Wardman Owner Member, L.L.C.	Delaware
197	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
198	JBGS/Company Manager, L.L.C.	Delaware
199	JBGS/Courthouse I, L.L.C.	Delaware
200	JBGS/Courthouse II, L.L.C.	Delaware
201	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
202	JBGS/Hotel Operator, L.L.C.	Delaware
203	JBGS/Hotel Owner, L.L.C.	Delaware
204	JBGS/Management OP, L.P.	Delaware
205	JBGS/Pentagon Plaza, L.L.C.	Virginia
206	JBGS/Recap GP L.L.C.	Delaware
207	JBGS/Recap, L.L.C.	Delaware
208	JBGS/TRS, L.L.C.	Delaware
209	JBGS/Waterfront Holdings, L.L.C.	Delaware
210	JGBS/OP Management Services, L.L.C.	Delaware
211	Landbay G Potomac Yards Owners Association	Virginia
212	LBF CE Owner, L.L.C.	Delaware
213	LBF Declarant, L.L.C.	Delaware
214	LBF NTV Investor Member, L.L.C.	Delaware
215	LBG Declarant, L.L.C.	Delaware

216	LEO Impact Capital, L.L.C.	Delaware
217	LEP Manager, L.L.C.	Delaware
218	Market Square Fairfax MM LLC	Delaware
219	MTV Holdco, L.L.C.	Delaware
220	National Landing Business Owners' Association, Inc.	Virginia
221	National Landing Development, L.L.C.	Delaware
222	New Kaempfer Waterfront LLC	Delaware
223	NL Hotel TRS Sub, L.L.C.	Delaware
224	N. Moore Acquisition, L.L.C.	Delaware
225	North Glebe Office, L.L.C.	Delaware
226	NTV Holdco, L.L.C.	Delaware
227	Park One Member L.L.C.	Delaware
228	PM Investor Member, L.L.C.	Delaware
229	PM Mezz, L.L.C.	Delaware
230	PM Venture I, L.L.C.	Delaware
231	Potomac Creek Associates, L.L.C.	Delaware
232	Potomac East Master Association, Inc.	Virginia
233	Potomac East Master Mixed Use Association, Inc.	Virginia
234	Potomac House Member, L.L.C.	Delaware
235	Potomac House Residential, L.L.C.	Delaware
236	PY Landbay H, L.L.C. (fka JBG/Atlantic LP, L.L.C.)	Delaware
237	PY RR Land, L.L.C.	Delaware
238	Rosslyn Gateway Hotel, L.L.C.	Delaware
239	Rosslyn Gateway Residential, L.L.C.	Delaware
240	SEAD OP, L.L.C.	Delaware
241	SEAD, L.L.C.	Delaware
242	Sherman Avenue LLC	District of Columbia
243	Smart City, L.L.C. (Shelf Entity)	Delaware
244	SMB Tenant Services, LLC	Delaware
245	South Capitol, L.L.C.	Delaware
246	Third Crystal Park Associates Limited Partnership	Virginia
247	UBI Management LLC	Delaware
248	Washington CT Fund GP LLC	Delaware
249	Washington Housing Initiative Impact Pool Workforce, L.L.C.	Delaware
250	Washington Housing Initiative Impact Pool, L.L.C.	Delaware
251	Washington Mart TRS, L.L.C.	Delaware
252	Water Park Lessee, L.L.C.	Delaware
253	Waterfront 375 M Street, LLC	Delaware
254	Waterfront 425 M Street, LLC	Delaware
255	West Half Residential II, L.L.C.	Delaware
256	West Half Residential II, L.L.C.	Delaware